ESCROW AGREEMENT


         THIS ESCROW AGREEMENT is entered into in triplicate effective the second day of May, 1995, by and among BALLARD MEDICAL PRODUCTS, a Utah corporation ("Ballard"), COX MEDICAL ENTERPRISES, INC., a California corporation (the "Company"), FIRST SECURITY BANK OF UTAH, N.A. ("Escrow Agent"), LANITA G. COX ("Lanita"), and DENNIS B. COX ("Dennis").

                              RECITALS:

         A. Contemporaneously with the execution hereof, Ballard, James E. Cox, Phyllis Cox, Dennis, and Lanita (the "Coxes") have entered into a Purchase Agreement (the "Purchase Agreement"), pursuant to which Ballard has acquired substantially all of the Assets of the Company and certain Patent Rights from James E. Cox, Lanita, and Dennis in exchange for cash consideration identified in the Purchase Agreement (the "Purchase Price");

         B. The Purchase Agreement requires as a condition to the sale of the business that Ballard, the Company, Dennis, Lanita, and Escrow Agent enter into this Agreement and that Ballard deliver a portion of the Purchase Price by depositing the same with Escrow Agent in order to provide a fund for indemnity payments that the Company or any of the Coxes become obligated to make to Ballard or its subsidiaries, officers, directors and stockholders (together, the "Indemnified Parties") as and to the extent provided in Article VII of the Purchase Agreement;

         C. Even though only purchase moneys of Dennis and Lanita are being deposited with Escrow Agent, the Escrowed Funds hereunder will provide a fund for indemnity payments that the Company or any of the Coxes may become obligated to pay to the Indemnified Parties.

         D. In the Purchase Agreement, the Company and the Coxes have made numerous representations, warranties, indemnities, and covenants to Ballard, and the Purchase Agreement provides that the sum of $400,000 is to be deposited with Escrow Agent in escrow; and

         E. The parties hereto desire to deliver to Escrow Agent $400,000 of the Purchase Price moneys of Dennis and Lanita, to be held and disposed of by Escrow Agent according to the terms and conditions provided herein.

         NOW, THEREFORE, in consideration of the mutual covenants, conditions and agreements contained herein, the parties hereto agree as follows:

          1. Definitions. For all purposes of this Agreement, the terms set forth below shall have the meanings indicated:

               (a)   "Ballard"   shall    mean   Ballard   Medical
   Products, a Utah corporation.

               (b) "Demand Notice" shall mean a written notice of demand given by Ballard to Escrow Agent (with a copy to each of Dennis and Lanita) pursuant to the last sentence of each of the following respective clauses or subparagraphs, as the case may be, of Section 7.3 of the Purchase Agreement: Section 7.3(a)(iii) or Section 7.3(b) or Section 7.3(c).

               (c) "Company" shall mean COX MEDICAL ENTERPRISES, INC., a California corporation.

               (d) "Coxes" shall mean James E. Cox, Phyllis Cox, Lanita, and Dennis.

               (e)   "Escrow Agent" shall mean FIRST SECURITY BANK
   OF UTAH, N.A.

               (f) "Escrowed Funds" shall mean the $400,000 of Purchase Price moneys being delivered pursuant to Section 2 hereof to Escrow Agent (together with all interest earned thereon after the date hereof, less any amounts disbursed to Ballard or to the Company or to Dennis and Lanita in accordance with the provisions hereof), to be held and disposed of by Escrow Agent according to the terms and conditions provided herein.

               (g) "Final Determination" shall mean: (i) a final order of a court not subject to further right of appeal, disposing of the claim or demand made by Ballard in one or more Demand Notice(s) and authorizing the distribution of the Escrowed Funds in some manner; or (ii) a settlement agreement signed by Dennis, Lanita, and Ballard by which the applicable Demand Notice(s) is withdrawn, superseded, or otherwise resolved by the parties.

               (h) "Purchase Agreement" shall mean the Purchase Agreement being executed contemporaneously herewith by Ballard, the Company, and the Coxes.

               (i)   "Termination  Date"  shall   mean  the   date
   thirty-six (36) months after the date of this Agreement.

               (j) "Threshold Date" shall have the meaning set forth in Section 3(b) below.

               (k) "Tolling Notice" shall mean a written notice given by Ballard to Escrow Agent (with a copy to each of Dennis and Lanita) stating, among other things:

                    (i) That a "Third Party Claim" (defined in the Purchase Agreement) is still pending pursuant to the provisions of Section 7.3(a) of the Purchase Agreement;

                   (ii) That Ballard properly provided to the Coxes, as "Indemnifying Party", a "Claim Notice" (defined in the Purchase Agreement), as required in said Section 7.3(a); and

                  (iii) Ballard's good faith estimate of the possible "Loss" (defined in the Purchase Agreement).

               (l) "Unresolved Demand" shall mean a claim or demand for which a Demand Notice or Tolling Notice has been given (whether or not the Threshold Date has occurred) but with respect to which there has been no Final Determination.

          2. Appointment of the Escrow Agent; Deposit of Escrow Amount; Funds to be Held in Trust.

               (a) The Company, Dennis, Lanita, and Ballard hereby constitute and appoint Escrow Agent as, and Escrow Agent hereby agrees to assume and perform the duties of, the escrow agent under and pursuant to this Agreement. Escrow Agent acknowledges receipt of an executed copy of the Purchase Agreement and of the amount of Four Hundred Thousand Dollars ($400,000) from Ballard as provided in Section 7.1 of the Purchase Agreement.

               (b) The Escrowed Funds shall be held by Escrow Agent in a separate account maintained for the purpose, on the terms and subject to the conditions of this Agreement. The
   Escrowed Funds shall not be subject to lien or attachment by any creditor of any party hereto and shall be used solely for the purpose set forth in this Agreement. Amounts held as Escrowed Funds shall not be available to, and shall not be used by, the Escrow Agent to set off any obligations of either Ballard or the Company owing to Escrow Agent in any capacity.

               (c) During the term of this Agreement, Escrow Agent shall invest the Escrowed Funds only in (i) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by the United States of America; (ii) short-term certificates of deposit; or (iii) money market funds which invest solely in (i) or (ii). The Escrow Agent shall invest the Escrowed Funds in the foregoing as directed in writing by Dennis and Lanita.

          3.   Disposition of Escrowed Funds.

               (a) At any time prior to final disbursement of remaining Escrowed Funds, Ballard may give a Demand Notice to Escrow Agent. The Demand Notice shall set forth at least the following:

                     (i) the dollar amount claimed by Ballard to be owed to Ballard (i.e., the estimated amount of the "Loss", as defined in the Purchase Agreement);

                    (ii)   a description of  the alleged breach of
   covenant,  warranty,  or  representation   or  entitlement   to
   indemnification under the Purchase Agreement; and

                   (iii)   a  certification  by   Ballard  to  the
   effect that said demand on Escrow Agent is proper under the provisions of Section 7.3 of the Purchase Agreement.

               (b) No portion of the Escrowed Funds shall be disbursed by Escrow Agent to Ballard under this Section 3 until Escrow Agent has received Demand Notices from Ballard claiming "Losses" (as defined in the Purchase Agreement) aggregating in excess of $75,000, unless the $75,000 threshold aggregate amount is never reached prior to the Termination Date. (The date on which Escrow Agent receives a Demand Notice claiming a "Loss" which causes the aggregate "Losses" claimed in all Demand Notices received by Escrow Agent up to that point in time to exceed this $75,000 threshold amount is referred to herein as the "Threshold Date".

         The parties intend, by this provision, to aggregate Demand Notice claims for efficient "litigation" thereof. The Threshold Date need occur, if at all, only one time during the term of this Agreement (i.e., the $75,000 threshold amount need be aggregated only one time.)

               (c) If Escrow Agent receives, within thirty (30) days following the Threshold Date, a copy of a complaint and summons which have been filed in a federal or state court located in Salt Lake County, Utah, together with proof that said summons and complaint have been served on Ballard, which complaint seeks a judicial determination of one or more of the Demand Notice(s) filed with Escrow Agent by Ballard, then Escrow Agent shall not deliver to Ballard any of the Escrowed Funds on account of the Demand Notice(s) it has received which are the subject of such action, until a Final Determination occurs with respect to such Demand Notice(s).

         If the Threshold Date does not occur at any time during the term of this Agreement (i.e., the $75,000 threshold amount of aggregate "Losses" is not reached), then in order to prevent the disbursement of Escrowed Funds Dennis and Lanita must, prior to the Termination Date hereunder, commence said lawsuit to seek a judicial determination of one or more of the Demand Notice(s) received by Escrow Agent and deliver the copy of the complaint and summons (with proof that said summons and complaint have been served on Ballard) to Escrow Agent. Upon receipt of said summons, complaint, and proof of service, Escrow Agent shall not disburse any of the Escrowed Funds on account of the Demand Notice(s) covered in such action until a Final Determination occurs with respect thereto.

         In order to prevent the disbursement of Escrowed Funds with respect to any Demand Notice given by Ballard after the Threshold Date, Dennis and Lanita must, within thirty (30) days following the date the Demand Notice is given under paragraph
   (a) above, deliver to Escrow Agent a copy of either (i) a complaint and summons which have been filed in a federal or state court located in Salt lake County, Utah, together with proof that said summons and complaint have been served on Ballard, which complaint and summons seek a judicial determination of the Demand Notice; or (ii) a motion by Dennis and Lanita in a pending lawsuit (previously filed by Dennis and Lanita with respect to other Demand Notices(s)), seeking leave to amend their complaint in said pending action to request also a judicial determination of the Demand Notice most recently received by Escrow Agent, together with proof that said motion to amend has been served on Ballard. Upon receipt of either
   (i) or (ii) above, Escrow Agent shall not disburse any of the Escrowed Funds on account of said most recently received Demand Notice until a Final Determination occurs with respect thereto.

               (d) When a Final Determination occurs, if the Final Determination provides that a sum is owed to Ballard on account of the Demand Notice(s), Escrow Agent shall, upon receipt of a copy of the Final Determination (certified by Ballard or Dennis or Lanita to be a true and complete copy of the original or certified by the clerk of the applicable court) and without further notice or consent being required, immediately distribute and transfer to Ballard an amount of the Escrowed Funds (as of the date of Escrow Agent's receipt of said certified copy of the Final Determination) equal to the total dollar amount of said sum owed, including pre-judgment and post-judgment interest payable by law.

         If the Final Determination provides that no sum is owed to Ballard on account of the Demand Notice(s), no Escrowed Funds shall be distributed to Ballard with respect to the Demand Notice(s). For this purpose also, Escrow Agent may rely upon a copy of the Final Determination as certified by Ballard or Dennis or Lanita to be a true and complete copy of the original or certified by the clerk of the applicable court.

               (e)   If  Escrow   Agent  does   not  receive   the
   applicable documents required to prevent disbursement under paragraph (c) above within the applicable period strictly as required under paragraph (c), then Escrow Agent will promptly, without any further notice or consent being required, disburse and deliver to Ballard an amount of the Escrowed Funds equal to the dollar amount of the "Losses" as set forth in the applicable Demand Notice(s). As to Demand Notice(s) not covered by a lawsuit commenced by Dennis and Lanita under paragraph (c) above, Escrow Agent shall, without any further notice or consent being required, disburse and deliver to Ballard an amount of the Escrowed Funds equal to the dollar amount of the "Loss" as set forth in said Demand Notice(s).

               (f) Subject to the foregoing paragraphs of this Section, Escrow Agent shall make annual disbursements from the Escrowed Funds, as follows:

                    (i) Within ten (10) days after the date which is twelve (12) months following the date of this Agreement, Escrow Agent shall disburse, transfer, and deliver to Dennis and Lanita (in the proportions and at the addresses indicated in Exhibit A) a sum equal to one-third ( ) of the Escrowed Funds then on hand; PROVIDED, HOWEVER, that such disbursement shall be reduced by an amount necessary to ensure that the balance of Escrowed Funds remaining after such disbursement is not less than the product of (A) the total dollar amount of all Unresolved Demands on such disbursement date and (B) 1.5. If the balance of Escrowed Funds on hand immediately before such disbursement is less than the product of (A) and (B) above, then no disbursement shall be made under this subparagraph (i).

                   (ii) Within ten (10) days after the date which is twenty-four (24) months following the date of this Agreement, Escrow Agent shall disburse, transfer, and deliver to Dennis and Lanita (in the proportions and at the addresses indicated in Exhibit A) a sum equal to one-half (1/2) of the Escrowed Funds then on hand; PROVIDED, HOWEVER, that such disbursement shall be reduced by an amount necessary to ensure that the balance of Escrowed Funds remaining after such disbursement is not less than the product of (A) the total dollar amount of all Unresolved Demands on such disbursement date and (B) 1.5. If the balance of Escrowed Funds on hand immediately before such disbursement is less than the product of (A) and (B) above, then no disbursement shall be made under this subparagraph (ii).

               (g) At the Termination Date, Escrow Agent shall retain in escrow an amount of the Escrowed Funds equal to one and one-half (1 1/2) times the total dollar amount of all Unresolved Demands. The remaining Escrowed Funds will, without further notice or consent being required, be promptly disbursed, transferred, and delivered to Dennis and Lanita, in the proportions and at the addresses indicated in Exhibit A attached to and made a part of this Agreement.

               (h) Ballard may give Escrow Agent a Tolling Notice at any time prior to the Termination Date. The purpose of Ballard's giving Escrow Agent a Tolling Notice shall be because of an unresolved "Third Party Claim" (defined in the Purchase Agreement). No portion of the Escrowed Funds shall be disbursed by Escrow Agent to Ballard on account of a Tolling
   Notice in and of itself. Escrowed Funds may be disbursed to Ballard on account of a Tolling Notice only after a Demand Notice has been given as required herein and only after the parties have complied with the foregoing provisions of this Section.

          4. Fees and Expenses. Except as provided in Section 8(c) below, all fees and expenses of Escrow Agent shall be paid by Ballard. The fees for the usual services of Escrow Agent under the terms of this Agreement are set forth in the Schedule attached hereto and marked as Exhibit B. In addition, Escrow Agent shall be entitled to reimbursement for all out-of-pocket expenses reasonably incurred hereunder (including, without limitation, fees of counsel pursuant to Section 7 below).

         Additional compensation shall be paid to Escrow Agent for any additional or extraordinary service it may be requested by all parties to render hereunder; and Escrow Agent shall be reimbursed for any out-of-pocket expenses (including, without limitation, fees of counsel) reasonably incurred in connection with such additional or extraordinary services.

          5. Notices. All notices and other communications which are required or permitted hereunder shall be in writing and sufficient if delivered personally or sent by overnight express or by registered or certified mail, postage prepaid, addressed as follows:

       If to Ballard:            Ballard Medical Products
                                 12050 Lone Peak Parkway
                                 Draper, Utah 84020
                                 Attention: Dale H. Ballard,
                                 President

       If to Dennis and Lanita:  At their respective addresses
                                 shown in Exhibit A.

       If to Escrow Agent:       First Security Bank of Utah, N.A.
                                 79 South Main Street
                                 Salt Lake City, Utah 84111
                                 Attention:  Corporate Trust Dept.

         Any  party   may  change   the  address   to  which  such
   communications are to be directed to it by giving written notice to the other parties in the manner provided in this Section.

          6. Modification. No change or modification of this Agreement, nor of any right, title, interest, or liability hereunder, shall be binding on Escrow Agent, without Escrow Agent's written consent.

          7. Disagreement. In the event of any disagreement between Ballard and the Company and the Coxes resulting in adverse claims and demands being made, Escrow Agent shall be entitled at its option to refuse to comply with any such claim or demand so long as such disagreement shall continue, and Escrow Agent shall not be or become liable to Ballard or the Company or the Coxes for its failure or refusal to comply with such conflicting or adverse demands; and Escrow Agent shall be entitled to continue so to refrain and refuse so to act until:

               (a) The rights of the adverse claimants have been finally adjudicated in a court assuming jurisdiction of the parties and the Escrowed Funds involved herein or affected hereby; or

               (b) All differences shall have been adjusted by agreement, and Escrow Agent shall have been notified thereof in a writing signed by both Ballard and the Company (if still in existence) and the Coxes.

         Escrow Agent may consult with legal counsel in the event of any dispute or question as to its duties hereunder and shall not be held to any liability for acting in accordance with advice so received.

          8.   Escrow Agent Liability.   Ballard, the Company, and
   Dennis and Lanita further agree that:

               (a) Escrow Agent acts hereunder as a depository only and is not responsible or liable in any manner whatever for any act to be performed hereunder on the part of either
   Ballard or the Company or the Coxes, or for any failure to perform by any of them, or for the sufficiency, correctness, genuineness or validity of any instrument deposited with Escrow Agent hereunder, or with respect to the form of execution of the same, or the identity, authority or rights of any person executing or depositing the same;

               (b) Except as herein otherwise expressly provided, Escrow Agent shall be under no obligation whatsoever to give any notice concerning any payment or any default hereunder, or any other notice;

               (c) Escrow Agent shall not be liable in acting upon any instruction, notice (including a Demand Notice), certification, request, waiver, consent, receipt or other paper or document believed by Escrow Agent to be genuine and signed by the proper party or parties;

               (d) Escrow Agent is hereby expressly authorized to comply with and obey any and all orders, judgments and decrees of any court, made, filed, entered or issued, with proper jurisdiction; and in case Escrow Agent shall obey, or comply with any such order, judgment, or decree, Escrow Agent shall not be liable to any of the parties hereto, or to anyone else or otherwise by reason of any such compliance, notwithstanding the fact that any such order, judgment or decree may be subsequently reversed, modified, annulled, set aside or vacated;

               (e)   Escrow Agent shall not be liable,  except for
   the negligence or willful misconduct of its agents or employees, and, except with respect to claims based upon such negligence or willful misconduct that are successfully asserted against Escrow Agent, the other parties hereto shall jointly and severally indemnify and hold harmless Escrow Agent from and against any and all losses, liabilities, claims, actions, damages, and expenses, including reasonable attorneys' fees, arising out of and in connection with this Escrow Agreement.

          9.   Resignation and Removal of Escrow Agent.

               (a) Escrow Agent may resign as such thirty (30) calendar days following the giving of prior written notice thereof to Dennis and Lanita and Ballard. In addition, Escrow Agent may be removed and replaced on a date designated in a written instrument signed by Dennis and Lanita and Ballard and delivered to Escrow Agent. Notwithstanding the foregoing, no such resignation or removal shall be effective until a successor escrow agent has acknowledged its appointment as such as provided in paragraph (b) below. In either event, upon the effective date of such resignation or removal, Escrow Agent shall deliver the property comprising the Escrowed Funds to such successor escrow agent, together with such records maintained by Escrow Agent in connection with the Escrowed Funds as such successor may reasonably request.

               (b) Upon written acknowledgment by a successor escrow agent appointed in accordance with the foregoing provisions of this Section 9 of its agreement to serve as escrow agent hereunder and the receipt of the property then comprising the Escrowed Funds, Escrow Agent shall be fully released and relieved of all duties, responsibilities and obligations under this Agreement, subject to paragraph (e) of
   Section 8, and such successor escrow agent shall for all purposes hereof be Escrow Agent.

         10.   Miscellaneous.

               (a) Titles and Captions. All section titles or captions to this Agreement are for convenience only and shall not be deemed part of this Agreement and in no way define, limit, augment, extend or describe the scope, content or intent of any part of this Agreement.

               (b) Litigation Expenses. If any action, suit or proceeding is brought by a party with respect to a matter or matters governed by this Agreement, all costs and expenses of the prevailing party incident to such proceeding, including reasonable attorney's fees, shall be paid by the nonprevailing party.

               (c) Authorization. Each individual executing this Agreement does thereby represent and warrant to each other person so signing that he or she has been duly authorized to execute and deliver this Agreement in the capacity and for the entity set forth where he or she signs.

               (d) Governing Law: This Agreement shall be governed by and construed in accordance with the laws of the State of Utah applicable to agreements made and to be performed entirely within such jurisdiction except to the extent federal law may be applicable. Any action under this Agreement may be filed and maintained only in state or federal courts located within Salt Lake County, State of Utah, and all parties herein hereby submit to the jurisdiction of such courts.

         IN WITNESS WHEREOF, the parties have executed this Agreement on the dates shown below, effective as of the date first shown above.

                                 BALLARD MEDICAL PRODUCTS

   Date:  May 2, 1995            By: Dale H. Ballard, President

                                 THE COMPANY:
                                 COX MEDICAL ENTERPRISES, INC.

   Date:  May 2, 1995            By: Lanita G. Cox, President

                                 ESCROW AGENT:
                                 FIRST SECURITY BANK OF UTAH, N.A.

   Date:  May 2, 1995            By:  Nancy M. Dahl
                                 Title:  Assistant Vice President

   Date:  May 2, 1995            Lanita G. Cox

   Date:  May 2, 1995            Dennis B. Cox


                              Exhibit A

         (Attached to and forming part of Escrow Agreement)


                                               Proportionate Share
   Name and Address                              of Escrowed Funds

   Lanita G. Cox
   25059 Wintergreen Court
   Newhall, California 91321
   Tax I.D. No. ###-##-####                             50%

   Dennis B. Cox
   25479 Sheffield Lane
   Sangus, California 91350
   Tax I.D. No. ###-##-####                             50%


                              Exhibit B

                  ESCROW AGENT SERVICES AND CHARGES

         (Attached to and forming part of Escrow Agreement)


    1.   Initial Charge:                                   $500.00

    2.   Annual Account Administration Charge one year:    $500.00

    3.   Extraordinary Charges:

               (a) Billable at $75.00 per officer hour for services substantially expanding the duties or responsibilities of the Escrow Agent and not generally associated (in the experience of this Bank as Escrow Agent, either as to type, or frequency, or both) with the routine administration of similar Escrow Agreements; or

               (b)   Services   rendered  in   connection  with  a
                     direction by a party entitled to make such direction.

    4.   Out-of-Pocket Charges:  (will be billed as they occur)

               (a)   Publication costs;

               (b)   Postage;

               (c)   Counsel fees;

               (d)   Printing  and   reproduction  of   documents,
                     notices and other instruments;

               (e)   Airfreight; telecopy;

               (f) Such other out-of-pocket expenses as may reasonably be incurred.

    5. These charges may, at the discretion of the Escrow Agent, be annually adjusted on or after the anniversary date of execution of this Agreement to take into account any increase in the consumer price index.